As filed with the U.S. Securities and Exchange Commission on May 1, 2006.

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(800) 869-6397

(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley American Opportunities Fund have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY GROWTH FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 1, 2006

To the Shareholders of Morgan Stanley Growth Fund

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Growth Fund (‘‘Growth’’) to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at          a.m., New York time, on August 1, 2006, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.	To consider and vote upon an Agreement and Plan of Reorganization, dated , 2006 (the ‘‘Reorganization Agreement’’), between Growth and Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’), pursuant to which substantially all of the assets of Growth would be combined with those of American Opportunities and shareholders of Growth would become shareholders of American Opportunities receiving shares of American Opportunities with a value equal to the value of their holdings in Growth (the ‘‘Reorganization’’); and

2.	To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on [May 30], 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of Growth recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

[June 8], 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Growth Fund

By and in Exchange for Shares of
Morgan Stanley American Opportunities Fund

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Growth Fund (‘‘Growth’’) in connection with an Agreement and Plan of Reorganization, dated                 , 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Growth will be combined with those of Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’) in exchange for shares of American Opportunities (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Growth will become shareholders of American Opportunities and will receive shares of American Opportunities with a value equal to the value of their holdings in Growth. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Growth and American Opportunities attached hereto as Exhibit A. The address of Growth is that of American Opportunities set forth above. This Proxy Statement also constitutes a Prospectus of American Opportunities, which is dated April 28, 2006, filed by American Opportunities with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

American Opportunities is an open-end management investment company whose investment objective is to seek long-term capital growth consistent with an effort to reduce volatility. American Opportunities normally invests at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Fund’s assets are invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities.

The Board of Trustees of American Opportunities recently approved changing the Fund’s name to Morgan Stanley Focus Growth Fund. In connection with this change, the Board of Trustees approved the elimination of the Fund’s 80% investment policy set forth above (collectively, the ‘‘Focus Growth Changes’’). These changes will be effective 60 days after notice has been given to shareholders and are not contingent upon completion of the Reorganization. In addition, the Board of Trustees recently approved a change in a fundamental policy of American Opportunities to permit it to concentrate to a greater extent in the securities of a single issuer. Specifically, American Opportunities may not at present invest more than 5% of its assets in the securities of any one issuer. The change approved by the Board is to limit this restriction to 75% of the Fund’s assets. This change is subject to approval by the shareholders of American Opportunities and the Reorganization will be contingent upon such shareholder approval. It is currently contemplated that a shareholder vote with respect to this change will be held on or about [            ], 2006. For purposes of this proxy statement, the name and investment policies of American Opportunities do not reflect the Focus Growth Changes unless otherwise stated.

This Proxy Statement and Prospectus sets forth concisely information about American Opportunities that shareholders of Growth should know before voting on the Reorganization Agreement. A copy of the Prospectus for American Opportunities dated April 28, 2006, as may be supplemented from time to time, [will be] attached as Exhibit B and [to be incorporated herein by reference]. Also enclosed and [to be incorporated herein by reference is] American Opportunities' Annual Report for the fiscal year ended December 31, 2005. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated April 28, 2006, has been filed with the Commission and is also incorporated herein by reference. Also [to be incorporated herein by reference] are Growth's Prospectus, dated July 29, 2005, as supplemented, and its Annual Report for its fiscal year ended March 31, 2006. Such documents, as well as additional information about American Opportunities, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated [June 8], 2006.

PROXY STATEMENT AND PROSPECTUS

i

MORGAN STANLEY GROWTH FUND
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held August 1, 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Growth Fund (‘‘Growth’’), an open-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of Growth (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Growth to be held in Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at          a.m., New York time, on August 1, 2006, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about [            ], 2006.

At the Meeting, Growth shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated                 , 2006 (the ‘‘Reorganization Agreement’’), between Growth and Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’), pursuant to which substantially all of the assets of Growth will be combined with those of American Opportunities in exchange for shares of American Opportunities. As a result of this transaction, Shareholders will become shareholders of American Opportunities and will receive shares of American Opportunities equal to the value of their holdings in Growth on the date of such transaction (the ‘‘Reorganization’’). Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Growth will receive Class A, Class B, Class C and Class D shares of American Opportunities, respectively. The shares to be issued by American Opportunities pursuant to the Reorganization (the ‘‘American Opportunities Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to American Opportunities is set forth herein and in American Opportunities' current Prospectus, dated April 28, 2006 (‘‘American Opportunities' Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and [to be incorporated herein by reference].

The information concerning Growth and American Opportunities contained herein has been supplied by Growth and American Opportunities, respectively. Each of Growth and American Opportunities is referred to herein as a ‘‘Fund’’ and together as the ‘‘Funds.’’

Record Date; Share Information

The Board has fixed the close of business on [May 30], 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were [                    ] shares of Growth issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class will vote together as a single class in connection with the Reorganization Agreement. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date:

Name and Address of Growth Shareholders	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class A
Class B
Class C
Class D

Name and Address of American Opportunities Shareholders	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class A
Class B
Class C
Class D

[As of the Record Date, the trustees and officers of Growth and American Opportunities, each as a group, owned less than 1% of the outstanding shares of Growth and American Opportunities, respectively.]

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Growth, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Growth present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statementand Prospectus, will be borne by Growth, which expenses are expected to approximate $418,507. Growth and American Opportunities will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Growth or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Growth will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Growth may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, Growth would pay the solicitor a project advisory fee not to exceed $3,000 and the expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Growth has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Computershare reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses of $3.75 per telephone vote transacted and $2.75 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Growth.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Growth represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Growth will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, American Opportunities’ Prospectus, which is attached to this Proxy Statement as Exhibit B and [to be incorporated herein by reference].

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Growth, subject to stated liabilities, to American Opportunities in exchange for the American Opportunities Shares. The aggregate net asset value of the American Opportunities Shares issued in the exchange will equal the aggregate value of the net assets of Growth received by American Opportunities. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Growth will distribute the American Opportunities Shares received by Growth to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Growth, and Growth will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional American Opportunities Shares equal in value to such Shareholder's pro rata interest in the net assets of Growth transferred to American Opportunities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Growth will become a holder of Class A, Class B, Class C and Class D shares of American Opportunities, respectively. Shareholders holding their shares of Growth in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their American Opportunities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Growth and American Opportunities may agree, on which date the number of American Opportunities shares to be delivered to Growth will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Growth will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Growth's investment company taxable income for all periods since the inception of Growth through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Growth's net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board's Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Growth (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Growth and the Shareholders and recommends approval of the Reorganization Agreement.

Past Performance

Growth.    The bar chart and table below provide some indication of the risks of investing in Growth. Growth’s past performance (before and after taxes) does not indicate how Growth will perform in the future. This chart shows how the performance of Growth’s Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 0.22%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was –18.47% (quarter ended March 31, 2001).

This table compares Growth's average annual total returns with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. Growth's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	9.46	−1.88	—	3.94
Russell 1000® Growth Index[2]	5.26	−3.58	—	2.36
Lipper Large-Cap Growth Funds Index[3]	7.58	−4.29	—	2.29
Class B1—Return Before Taxes	9.66	–1.98	7.17	—
Return After Taxes on Distributions[4]	9.66	−2.00	5.37	—
Return After Taxes on Distributions and Sale of Fund Shares	6.28	−1.68	5.50	—
Russell 1000® Growth Index[2]	5.26	−3.58	6.73	—
Lipper Large-Cap Growth Funds Index[3]	7.58	−4.29	6.21	—
Class C1—Return Before Taxes	13.69	−1.54	—	3.84
Russell 1000® Growth Index[2]	5.26	−3.58	—	2.36
Lipper Large-Cap Growth Funds Index[3]	7.58	−4.29	—	2.29
Class D1—Return Before Taxes	13.76	−0.60	—	4.85
Russell 1000® Growth Index[2]	5.26	−3.58	—	2.36
Lipper Large-Cap Growth Funds Index[3]	7.58	−4.29	—	2.29

*	Only shown for share classes with less than a ten-year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on May 29, 1992.

(2)	The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Growth Class B shares. The after-tax returns for Growth's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Growth shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Growth shares been sold at the end of the relevant periods, as applicable.

American Opportunities.    The bar chart and table below provide some indication of the risks of investing in American Opportunities. American Opportunities’ past performance (before and after taxes) does not indicate how American Opportunities will perform in the future. This chart shows how the performance of American Opportunities’ Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was −0.42%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.93% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was −20.28% (quarter ended March 31, 2001).

This table compares American Opportunities' average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. American Opportunities' returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	8.21%	−4.48%	—	4.93%
Russell 1000® Growth Index[2]	5.26%	−3.58%	—	2.36%
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	—	2.29%
Class B1—Return Before Taxes	8.31%	–4.59%	7.30%	—
Return After Taxes on Distributions[4]	8.31%	−4.66%	4.76%	—
Return After Taxes on Distributions and Sale of Fund Shares	5.40%	−3.86%	4.93%	—
Russell 1000® Growth Index[2]	5.26%	−3.58%	6.73%	—
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	6.21%	—
Class C1—Return Before Taxes	12.35%	−4.18%	—	4.80%
Russell 1000® Growth Index[2]	5.26%	−3.58%	—	2.36%
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	—	2.29%
Class D1—Return Before Taxes	14.45%	−3.24%	—	5.84%
Russell 1000® Growth Index[2]	5.26%	−3.58%	—	2.36%
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	—	2.29%

*	Only shown for share classes with less than a ten year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on March 27, 1980.

(2)	The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for American Opportunites' Class B shares. The after-tax returns for American Opportunities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their American Opportunities shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had American Opportunities shares been sold at the end of the relevant periods, as applicable.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Growth and American Opportunities may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund's assets and are based on expenses paid by Growth for its fiscal year ended March 31, 2006, and by American Opportunities for its fiscal year ended December 31, 2005. Growth and American Opportunities each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (American Opportunities) (the ‘‘Combined Fund’’) reflecting what the fee schedule would have been on March 31, 2006, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder's investment)	Growth(8)	American Opportunities	Pro Forma Combined Fund(8)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.25% (1)	5.25% (1)	[5.25%] (1)
Class B	none	none	[none]
Class C	none	none	[none]
Class D	none	none	[none]
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	none(2)	none(2)	[none](2)
Class B	5.00% (3)	5.00% (3)	[5.00%] (3)
Class C	1.00% (4)	1.00% (4)	[1.00%] (4)
Class D	none	none	[none]
Redemption Fees(5)
Class A	2.00%	2.00%	[2.00%]
Class B	2.00%	2.00%	[2.00%]
Class C	2.00%	2.00%	[2.00%]
Class D	2.00%	2.00%	[2.00%]
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Class A	0.48%	0.42%	0.42%
Class B	0.48%	0.42%	0.42%
Class C	0.48%	0.42%	0.42%
Class D	0.48%	0.42%	0.42%
Distribution and Service (12b-1) Fees(8)
Class A	0.25%	0.25%	0.24%
Class B	1.00%	1.00%	1.00%
Class C	0.97%	0.97%	0.99%
Class D	none	none	none

Other Expenses
Class A	0.32%	0.34%	0.33%
Class B	0.32%	0.34%	0.33%
Class C	0.32%	0.34%	0.33%
Class D	0.32%	0.34%	0.33%
Total Annual Fund Operating Expenses
Class A	1.05%	1.01%	0.99%
Class B	1.80%	1.76%	1.75%
Class C	1.77%	1.73%	1.74%
Class D	0.80%	0.76%	0.75%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Growth, American Opportunities or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Growth
Class A	$628	$847	$1,084	$1,762
Class B	$685	$873	$1,185	$2,936	(9)
Class C	$282	$563	$970	$2,105
Class D	$84	$262	$455	$1,014
American Opportunities
Class A	$623	$830	$1,054	$1,696
Class B	$679	$854	$1,154	$2,073	(9)
Class C	$276	$545	$939	$2,041
Class D	$78	$243	$422	$942
Pro Forma Combined Fund
Class A	$621	$824	$1,043	$1,674
Class B	$678	$851	$1,149	$1,858	(9)
Class C	$277	$548	$944	$2,052
Class D	$77	$240	$417	$930

If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Growth
Class A	$628	$847	$1,084	$1,762
Class B	$185	$573	$985	$2,936	(9)
Class C	$182	$563	$970	$2,105
Class D	$84	$262	$455	$1,014
American Opportunities
Class A	$623	$830	$1,054	$1,696
Class B	$179	$554	$954	$2,073	(9)
Class C	$176	$545	$939	$2,041
Class D	$78	$243	$422	$942
Pro Forma Combined Fund
Class A	$621	$824	$1,043	$1,674
Class B	$178	$551	$949	$1,858	(9)
Class C	$177	$548	$944	$2,052
Class D	$77	$240	$417	$930

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

(1)	Reduced for purchases of $25,000 and over. See ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

(2)	Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class B Shares’’ in each Fund's Prospectus.

(4)	Only applicable if you sell your shares within one year after purchase. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class C Shares’’ in each Fund's Prospectus.

(5)	Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in each Fund's Prospectus for more information on redemption fees.

(6)	Each Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

(7)	[Effective November 18, 2005, the Investment Adviser has voluntarily agreed to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) for one year by assuming the Fund's other expenses" and/or waiving the Fund's advisory fees, and Morgan Stanley Services Company Inc., the Fund's Administrator has agreed to waive the Fund's administrative fees, to the extent such operating expenses on an annualized basis exceed 0.80% of the average daily net assets of the Fund. This waiver may be terminated at any time without notice.]

(8)	Pro forma expenses are calculated based on the assets of American Opportunities and Growth as of March 31, 2006. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Adviser and administrator to the extent that such expenses and compensation on an annualized basis exceed 0.80% of the daily net assets of the Fund. For the fiscal year ended March 31.2006, the Fund's total operating expenses (prior to any expense reimbursement and/or fee waiver) for Class A, Class B, Class C and Class D were 1.09%, 1.82%, 1.79% and 0.82%, respectively.

(9)	Based on a conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Growth and American Opportunities — Investment Advisory and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Growth has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Growth, American Opportunities or Growth's shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Growth and American Opportunities

Investment Objectives and Policies.    The investment objective of Growth is to seek long-term growth of capital. The investment objective of American Opportunities is to seek long-term capital growth consistent with an effort to reduce volatility. The principal differences between the Funds' investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment policies of both Growth and American Opportunities are fundamental and may not be changed without shareholder approval.

Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities primarily of companies having market values or capitalizations of at least $1 billion that the Investment Adviser believes exhibit strong earnings and free cash flow growth. Growth may invest up to 25% of its in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries. This percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of Growth, companies traded on a U.S. exchange include companies listed on Nasdaq. Growth may also invest in forward foreign currency exchange contracts.

American Opportunities seeks to achieve its investment objective by investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). The remaining 35% of

American Opportunities’ assets may be invested in convertible securities, preferred securities, fixed-income securities and options on futures. At least 80% of American Opportunities’ assets are invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. American Opportunities may invest up to 20% of its assets in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of non-U.S. countries. American Opportunities may also utilize forward foreign currency exchange contracts. Upon the effectiveness of the Focus Growth Changes, American Opportunities will no longer be required to invest at least 80% of its assets in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities.

Investment Advisory and Distribution Plan Fees.    Growth and American Opportunities obtain advisory services from the Investment Adviser. Each class of both Funds' shares is subject to the same advisory fee rates applicable to the respective Fund.

For the fiscal years ended March 31, 2006 and December 31, 2005, Growth and American Opportunities, respectively, paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.

American Opportunities	0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Both Growth and American Opportunities have adopted a distribution plan (together, the ‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, the Plan provides that the Funds will reimburse Morgan Stanley Distributors Inc. (the ‘‘Distributor’’) and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the Fund. Reimbursement for these expenses is made in monthly payments by each Fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. In the case of Growth's Class B shares, Growth's Plan provides that the Fund will reimburse the Distributor and others for their actual distribution expenses incurred on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of Growth (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since Growth's inception upon which a CDSC has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. In the case of American Opportunities’ Class B Shares, the Plan provides that the Fund will reimburse the Distributor and others for their actual distribution expenses on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the implementation of the 12b-1 Plan on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Plan's inception upon which a CDSC has been imposed or upon which charge has been waived, or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each Fund's Class B shares. There are no 12b-1 fees applicable to each Fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of American Opportunities’ shares, see the section entitled ‘‘Share Class Arrangements’’ in American Opportunities' Prospectus attached hereto. The Distributor also receives the proceeds of any CDSC paid by the Funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Growth and American Opportunities are set forth below under ‘‘Purchases, Exchanges and Redemptions.’’

Other Significant Fees.    Both Growth and American Opportunities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Purchases, Exchanges and Redemptions.    Class A shares of each Fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of each Fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Growth and American Opportunities
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Class C shares of each Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions (which are fully described under the section ‘‘Share Class Arrangements’’ in each Fund's Prospectus).

Class D shares of each Fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of Growth and American Opportunities are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Growth and American Opportunities, see the section entitled ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Shares of each class of Growth and American Opportunities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the American Opportunities Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

American Opportunities shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

With respect to both Funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Growth) will be counted. During the period of time a American Opportunities or Growth shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Growth and American Opportunities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to American Opportunities, see the section entitled ‘‘How to Exchange Shares’’ in American Opportunities' Prospectus.

Shares of each Fund redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to such Fund. The redemption fee is designed to protect each Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

Shareholders of Growth and American Opportunities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. Both Growth and American Opportunities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Growth and American Opportunities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends separately for each of its classes. Each Fund normally pays dividends from net investment income semi-annually. Each Fund usually distributes net capital gains, if any, in June and December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

PRINCIPAL RISK FACTORS

The share price and return of American Opportunities and Growth will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in American Opportunities and Growth are summarized below.

Equity Securities.    Both Funds invest in common stocks and other equity securities including preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors. While American Opportunities invests primarily in large, established companies, the Fund may also invest in stocks of medium or small-sized companies. Investments in medium or small-sized companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Foreign Securities.    Each Fund may invest in foreign securities (including depositary receipts) traded in the United States on a national securities exchange and local shares of emerging market countries. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Funds' trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In addition, the foreign securities in which each Fund may invest may be issued by companies in emerging market counties. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Fixed-Income Securities.    American Opportunities may invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Convertible Securities.    American Opportunities, and to a lesser extent Growth, may also invest in convertible securities which subject the Funds to the risks associated with both fixed-income securities and common stocks (discussed above). To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Fund, see ‘‘Principal Risks’’ and ‘‘Additional Risk Information’’ in the Prospectus of Growth and in American Opportunities’ Prospectus, both of which are [to be incorporated herein by reference].

THE REORGANIZATION

The Proposal

The Board of Trustees of Growth, including the Independent Trustees, having reviewed the financial position of Growth and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Growth and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Growth.

The Board's Considerations

At a meeting held on April 25, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Growth and American Opportunities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Growth and American Opportunities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Growth and American Opportunities in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Growth considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the Combined Fund will be substantially lower on a percentage basis than the expenses of each corresponding class of Growth. The Board noted that the annual management fee (as a percentage of assets) payable by American Opportunities to the Investment Adviser was lower than that payable by Growth. The Board also considered that to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders would have continued participation in a fund with a similar investment objective and policies taking into account the Focus Growth Changes, larger asset base, a lower advisory fee and lower annual operating expenses per share.

3.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Growth, American Opportunities or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Growth Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of American Opportunities, including a majority of the Independent Trustees of American Opportunities, also has determined that the Reorganization is in the best interests of American Opportunities and its shareholders and that the interests of existing shareholders of American Opportunities will not be diluted as a result thereof. In addition, the Board of Trustees of American Opportunities, determined that its shareholders will benefit as a result of the Reorganization because the Combined Fund will have a lower expense ratio and may also benefit from potential better pricing on portfolio transactions (given the larger asset base) and from more effective distribution efforts following the elimination of a similar competing Morgan Stanley Fund. Further, the Reorganization taking into account the Concentrated Equity Changes would create a clearer, more understandable product offering which should support a more focused sales and marketing effort. The transaction will enable American Opportunities to acquire investment securities which are consistent with American Opportunities’ investment objective, without the brokerage costs attendant to the purchase of such securities in the market.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Growth will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to American Opportunities on the Closing

Date in exchange for the assumption by American Opportunities of stated liabilities of Growth, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Growth prepared by the Treasurer of Growth as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the American Opportunities Shares; (ii) the American Opportunities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Growth would be dissolved and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Growth would be canceled.

The number of American Opportunities Shares to be delivered to Growth will be determined by dividing the aggregate net asset value of each class of shares of Growth acquired by American Opportunities by the net asset value per share of the corresponding class of shares of American Opportunities; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, Class B shares of Growth had an aggregate net asset value of $100,000. If the net asset value per Class B share of American Opportunities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of American Opportunities to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of American Opportunities would be distributed to the former Class B shareholders of Growth. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Growth will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the American Opportunities Shares it receives. Each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Growth currently held by that Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Growth, respectively. American Opportunities will cause its transfer agent to credit and confirm an appropriate number of American Opportunities Shares to each Shareholder. Certificates for American Opportunities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of American Opportunities. Shareholders who wish to receive certificates representing their American Opportunities Shares must, after receipt of their confirmations, make a written request to American Opportunities’ transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Growth holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Growth or American Opportunities. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Growth and American Opportunities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by February 28, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits. Included as a condition of the Reorganization Agreement is the approval by shareholders of American Opportunities to approve the replacing of a fundamental investment restriction with a restriction that would permit it to concentrate to greater extent in the securities of a single issuer. For further information regarding this change, see ‘‘Comparison of Investment Objectives, Policies and Restrictions — Investment Restrictions.’’

Under the Reorganization Agreement, within one year after the Closing Date, Growth shall: either pay or make provision for all of its liabilities to former Shareholders of Growth that received American Opportunities Shares. Growth shall be deregistered as an investment company and dissolved promptly following the distributions of shares of American Opportunities to Shareholders of record of Growth.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Growth (at net asset value on the Valuation Date) and reinvest the proceeds in American Opportunities Shares at net asset value, pursuant to a transaction designed to occur without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Growth recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Growth at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Growth thereafter will be treated as requests for redemption of shares of American Opportunities.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Growth and American Opportunities have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Growth and American Opportunities:

1.    The transfer of Growth's assets in exchange for the American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of Growth followed by the distribution by Growth of the American Opportunities Shares to Shareholders in exchange for their Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Growth and American Opportunities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by American Opportunities upon the receipt of the assets of Growth solely in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of Growth;

3.    No gain or loss will be recognized by Growth upon the transfer of the assets of Growth to American Opportunities in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to Shareholders in exchange for their Growth shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Growth for the American Opportunities Shares;

5.    The aggregate tax basis for the American Opportunities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Growth held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the American Opportunities Shares to be received by each Shareholder will include the period during which the shares in Growth surrendered in exchange therefor were held (provided such shares in Growth were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Growth acquired by American Opportunities will be the same as the tax basis of such assets of Growth immediately prior to the Reorganization; and

8.    The holding period of the assets of Growth in the hands of American Opportunities will include the period during which those assets were held by Growth.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Growth nor American Opportunities has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Growth and American Opportunities.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Growth. The effect of any such limitations will depend on the existence and amount of Growth's and American Opportunities’ capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its fiscal year ended March 31, 2006, Growth had approximately $145 million of estimated capital loss carryovers. Additionally, as of March 31, 2006, Growth had approximately $115 million of built-in capital gains. American Opportunities had approximately $3.522 billion of capital loss carryovers (as of December 31, 2005) and $861 million of built-in capital gains (as of December 31, 2005).

Under the Code, assuming certain continuity of business requirements are followed after the Reorganization, each Fund's capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that capital gains exceed the capital losses (if any) that are realized by the Fund in that year.

In general, following the Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of Growth and American Opportunities will be subject to the following limitations:

1.	The Combined Fund can utilize the capital loss carryovers of Growth to offset against capital gains from sales of assets owned by Growth immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Growth on the date of the Reorganization. In addition, the Combined Fund cannot utilize such capital loss carryovers to offset capital gains from sales of assets owned by American Opportunities immediately before the Reorganization, to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of American Opportunities on the date of the Reorganization;

2.	In addition to being able to utilize the capital loss carryovers of Growth as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Growth to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization. If the Reorganization had occurred on March 31, 2005, then the additional amount of Growth's carryovers that could be utilized each year would have been approximately $37 million per year; and

3.	The Combined Fund can utilize the capital loss carryovers of American Opportunities to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in the first sentence of paragraph 1.

It is uncertain how much of their respective capital loss carryovers Growth and American Opportunities would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that each Fund could utilize in future years if the Reorganization did not occur would depend on, among other things: whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on the Fund's utilization of capital loss carryovers; the amount of capital gains that the Fund would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Fund would realize in future years. The Reorganization may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

American Opportunities Shares will, when issued, be fully paid and non-assessable by American Opportunities and transferable without restrictions and will have no preemptive rights. Class B shares of American Opportunities, like Class B shares of Growth, have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the eight-year period is calculated and the treatment of reinvested dividends, see ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Capitalization Table (unaudited)

The following table sets forth the capitalization of American Opportunities and Growth as of March 31, 2006 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class A
Growth	$364,110,692	24,616,691	$14.79
American Opportunities	$1,252,826,040	45,025,764	$27.82
Combined Fund (pro forma)	$1,616,707,740	58,113,855	$27.82

Class B
Growth	$228,752,097	16,398,300	$13.95
American Opportunities	$1,170,129,811	44,949,028	$26.03
Combined Fund (pro forma)	$1,398,738,044	53,737,046	$26.03

Class C
Growth	$29,376,220	2,132,979	$13.77
American Opportunities	$119,208,461	4,624,574	$25.78
Combined Fund (pro forma)	$148,566,206	5,764,071	$25.77

Class D
Growth	$43,210,672	2,855,693	$15.13
American Opportunities	$536,104,872	18,836,006	$28.46
Combined Fund (pro forma).	$579,288,368	20,354,301	$28.46

Total Class A, B, C, D
Growth	$665,449,681	46,003,663	$14.47
American Opportunities	$3,078,269,184	113,435,372	$27.14
Combined Fund (pro forma).	$3,743,300,358	137,969,272	$27.13

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $228,992, $143,864, $18,475 and $27,176 by Class A shares, Class B shares Class C shares and Class D shares, respectively, of Growth.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Growth is to seek long term growth of capital. The investment objective of American Opportunities is to seek long-term capital growth consistent with an effort to reduce volatility.

Growth

Growth seeks to achieve its investment objective by investing at least 65% of its assets in equity securities primarily of companies having market values or capitalizations of at least $1 billion that the

Investment Adviser believes exhibit strong earnings and free cash flow growth. Up to 25% of Growth's net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries. This percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of Growth, companies traded on a U.S. exchange include companies listed on Nasdaq. Growth may also utilize forward foreign currency contracts.

Growth’s Investment Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities.

American Opportunities

American Opportunities seeks to achieve its investment objective by investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). The remaining 35% of American Opportunities’ assets may be invested in convertible securities, preferred securities, fixed-income securities and options and futures. At least 80% of American Opportunities’ assets are invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. Up to 20% of American Opportunities’ net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries. American Opportunities may also utilize forward foreign currency exchange contracts. Upon the effectiveness of the Focus Growth Changes, American Opportunities will no longer be required to invest at least 80% of its assets in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities.

American Opportunities’ Investment Adviser follows a flexible investment program in seeking to achieve the Fund’s investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

During periods in which, in the opinion of each Fund's Investment Adviser, market conditions warrant a reduction of some or all of the respective Funds' securities holdings, the Funds may take temporary ‘‘defensive’’ positions that are inconsistent with each Fund's principal investment strategies in which the Funds may invest any amount of their total assets in cash or money market instruments.

The investment policies of both Growth and American Opportunities are fundamental and may not be changed without shareholder approval. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see ‘‘Principal Investment Strategies’’ and ‘‘Additional Investment Strategy Information’’ in each Fund's Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in each Fund's Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by Growth and American Opportunities as fundamental policies are substantially similar (except for the differences described below) and are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act.

The material differences are as follows: American Opportunities may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and such officer and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding shares of such issuer. Neither Fund may issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by certain reasons, including for Growth, by reason of purchasing any securities on a when-issued or delayed delivery basis. American Opportunities does not have such an allowance. Growth may not purchase or sell commodities or commodities contracts except that it may purchase or sell financial or stock index futures contracts or options thereon; American Opportunities has the same restriction with respect to commodities, but has no such investment restriction with respect to commodities contracts, [but does not intend to purchase or sell commodities contracts except that it may purchase or sell futures contracts or options thereon]. American Opportunities may not purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. Growth has the same restrictions, but only with respect to 75% of its assets. American Opportunities may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities). Growth has the same restriction, but only with respect to 75% of its assets. As noted above, shareholders of American Opportunities will be asked to approve a change in this investment restriction to apply only with respect to 75% of its assets and shareholder approval of this change will be a condition of the Reorganization.

ADDITIONAL INFORMATION ABOUT GROWTH AND AMERICAN OPPORTUNITIES

General

For a discussion of the organization and operation of American Opportunities and Growth, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in their respective Prospectuses, and ‘‘Fund History’’ in their respective Statements of Additional Information.

Financial Information

For certain financial information about American Opportunities and Growth, see ‘‘Financial Highlights’’ in their respective Annual Reports and Semi-Annual Reports and ‘‘Past Performance’’ in their respective Prospectuses.

Management

For information about the Board of Trustees, Investment Adviser and the Distributor of American Opportunities and Growth, see ‘‘Fund Management’’ in their respective Prospectuses and ‘‘Management of the Fund’’ in their respective Statements of Additional Information.

Description of Securities and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Growth and American Opportunities, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’

and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in their respective Statements of Additional Information.

Dividends, Distributions and Taxes

For a discussion of American Opportunities’ and Growth's policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in their respective Prospectuses as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of Growth and American Opportunities — Dividends,’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

For a discussion of how American Opportunities’ and Growth's shares may be purchased, repurchased and redeemed, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in their respective Prospectuses and the discussion herein under ‘‘Synopsis — Comparison of Growth and American Opportunities — Purchases, Exchanges and Redemptions.’’

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of American Opportunities, for the fiscal year ended December 31, 2005, and Growth, for the fiscal year ended March 31, 2006, that are [to be incorporated by reference] in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by [            ], independent registered accounting firm. The financial statements [will be incorporated by reference] in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of American Opportunities will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Growth and American Opportunities is available, as applicable, in the following documents which are [to be incorporated herein by reference]: (i) American Opportunities’ Prospectus dated April 28, 2006, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 31 to American Opportunities’ Registration Statement on Form N-1A (File Nos. 002-66269; 811-2978); (ii) American Opportunities’ Annual Report for its fiscal year ended December 31, 2005, accompanying this Proxy Statement and Prospectus; (iii) Growth's Prospectus dated July 29, 2005, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 17 to Growth's Registration Statement on Form N-1A (File Nos. 33-45450; 811-6551); and (iv) Growth's Annual Report for its fiscal year ended March 31, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Growth and American Opportunities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Growth and American Opportunities which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Growth knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees

Mary E. Mullin, Secretary

[June 8], 2006

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this 6th day of                     , 2006, by and between MORGAN STANLEY AMERICAN OPPORTUNITIES FUND, a Massachusetts business trust (‘‘American Opportunities’’), and MORGAN STANLEY GROWTH FUND, a Massachusetts business trust (‘‘Growth’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to American Opportunities of substantially all of the assets of Growth in exchange for the assumption by American Opportunities of all stated liabilities of Growth and the issuance by American Opportunities of shares of beneficial interest, par value $0.01 per share (the ‘‘American Opportunities Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Growth in liquidation of Growth as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND LIQUIDATION OF GROWTH

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Growth agrees to assign, deliver and otherwise transfer the Growth Assets (as defined in paragraph 1.2) to American Opportunities and American Opportunities agrees in exchange therefor to assume all of Growth's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Growth the number of American Opportunities Shares, including fractional American Opportunities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

1.2    (a)    The ‘‘Growth Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Growth, and any deferred or prepaid expenses shown as an asset on Growth's books on the Valuation Date.

(b)    On or prior to the Valuation Date, Growth will provide American Opportunities with a list of all of Growth's assets to be assigned, delivered and otherwise transferred to American Opportunities and a list of the stated liabilities to be assumed by American Opportunities pursuant to this Agreement. Growth reserves the right to sell any of the securities on such list but will not, without the prior approval of American Opportunities, acquire any additional securities other than securities of the type in which American Opportunities is permitted to invest and in amounts agreed to in writing by American Opportunities. American Opportunities will, within a reasonable time prior to the Valuation Date, furnish Growth with a statement of American Opportunities’ investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to American Opportunities’ investment objectives, policies and restrictions. In the event that Growth holds any investments that American Opportunities is not permitted to hold, Growth will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Growth and American Opportunities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon American Opportunities with respect to such investments, Growth if requested by American Opportunities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3    Growth will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. American Opportunities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Growth prepared by the Treasurer of Growth as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4    In order for Growth to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Growth will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5    On the Closing Date or as soon as practicable thereafter, Growth will distribute American Opportunities Shares received by Growth pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Growth Shareholders’’). Each Growth Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Growth currently held by that Growth Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Growth, respectively. Such distribution will be accomplished by an instruction, signed by Growth's Secretary, to transfer American Opportunities Shares then credited to Growth's account on the books of American Opportunities to open accounts on the books of American Opportunities in the names of the Growth Shareholders and representing the respective pro rata number of American Opportunities Shares due such Growth Shareholders. All issued and outstanding shares of Growth simultaneously will be canceled on Growth's books; however, share certificates representing interests in Growth will represent a number of American Opportunities Shares after the Closing Date as determined in accordance with paragraph 2.3. American Opportunities will issue certificates representing American Opportunities Shares in connection with such exchange only upon the written request of a Growth Shareholder.

1.6    Ownership of American Opportunities Shares will be shown on the books of American Opportunities’ transfer agent. American Opportunities Shares will be issued in the manner described in American Opportunities’ current Prospectus and Statement of Additional Information.

1.7    Any transfer taxes payable upon issuance of American Opportunities Shares in a name other than the registered holder of American Opportunities Shares on Growth's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom American Opportunities Shares are to be issued and transferred.

1.8    Any reporting responsibility of Growth is and shall remain the responsibility of Growth up to and including the date on which Growth is dissolved and deregistered pursuant to paragraph 1.9.

1.9    Within one year after the Closing Date, Growth shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Growth, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Growth for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Growth shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the

‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10    Copies of all books and records maintained on behalf of Growth in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of American Opportunities or their designee, and American Opportunities or its designee shall comply with applicable record retention requirements to which Growth is subject under the 1940 Act.

2.	VALUATION

2.1    The value of the Growth Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Growth of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in American Opportunities’ then current Prospectus and Statement of Additional Information.

2.2    The net asset value of a American Opportunities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in American Opportunities’ then current Prospectus and Statement of Additional Information.

2.3    The number of American Opportunities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Growth shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of American Opportunities (determined in accordance with paragraph 2.2).

2.4    All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing American Opportunities. American Opportunities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.	CLOSING AND CLOSING DATE

3.1    The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2    Portfolio securities held by Growth and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for American Opportunities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Growth to the Custodian for the account of American Opportunities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley American Opportunities Fund.’’

3.3    In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both American Opportunities and Growth, accurate appraisal of the value of the net assets of American Opportunities or the Growth Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4    If requested, Growth shall deliver to American Opportunities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Growth Shareholders and the number and percentage ownership of outstanding Growth shares owned by each such Growth Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Growth Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. American Opportunities shall issue and deliver to such Secretary a confirmation evidencing delivery of American Opportunities Shares to be credited on the Closing Date to Growth or provide evidence satisfactory to Growth that such American Opportunities Shares have been credited to Growth's account on the books of American Opportunities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	COVENANTS OF AMERICAN OPPORTUNITIES AND GROWTH

4.1    Except as otherwise expressly provided herein with respect to Growth, American Opportunities and Growth each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2    American Opportunities will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to American Opportunities Shares (‘‘Registration Statement’’). Growth will provide American Opportunities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Growth will further provide American Opportunities with such other information and documents relating to Growth as are reasonably necessary for the preparation of the Registration Statement.

4.3    Growth will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Growth will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that American Opportunities will furnish Growth with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to American Opportunities as is reasonably necessary for the preparation of the Proxy Materials.

4.4    Growth will assist American Opportunities in obtaining such information as American Opportunities reasonably requests concerning the beneficial ownership of Growth shares.

4.5    Subject to the provisions of this Agreement, American Opportunities and Growth will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6    Growth shall furnish or cause to be furnished to American Opportunities within 30 days after the Closing Date a statement of Growth's assets and liabilities as of the Closing Date, which statement shall be certified by Growth's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Growth shall furnish American Opportunities, in such form as is reasonably satisfactory to American Opportunities, a statement certified by Growth's Treasurer of Growth's earnings and profits for federal income tax purposes that will be carried over to American Opportunities pursuant to Section 381 of the Code.

4.7    As soon after the Closing Date as is reasonably practicable, Growth (a) shall prepare and file all federal and other tax returns and reports of Growth required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8    American Opportunities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES

5.1    American Opportunities represents and warrants to Growth as follows:

(a)    American Opportunities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of American Opportunities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of American Opportunities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and American Opportunities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of American Opportunities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    American Opportunities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of American Opportunities’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Opportunities is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against American Opportunities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and American Opportunities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended December 31, 2005, of American Opportunities audited by [            ], American Opportunities’ independent registered public accounting firm (copies of which will be furnished to Growth), fairly present, in all material respects, American Opportunities’ financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of American Opportunities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    All issued and outstanding American Opportunities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in American Opportunities’ current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information that forms a part of this Registration Statement. American Opportunities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of American Opportunities, and this Agreement constitutes a valid and binding obligation of American Opportunities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with American Opportunities’ performance of this Agreement;

(j)    American Opportunities Shares to be issued and delivered to Growth, for the account of the Growth Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued American Opportunities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in American Opportunities’ current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information to this Registration Statement;

(k)    All material federal and other tax returns and reports of American Opportunities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of American Opportunities’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, American Opportunities has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of American Opportunities to continue to meet the requirements of Subchapter M of the Code;

(m)    Since July 31, 2005, there has been no change by American Opportunities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n)    The information furnished or to be furnished by American Opportunities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)    The Proxy Materials to be included in the Registration Statement (only insofar as they relate to American Opportunities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2    Growth represents and warrants to American Opportunities as follows:

(a)    Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of beneficial interest of Growth have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Growth are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Growth is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Growth for the fiscal year ended March 31 2006, audited by

[                ], Growth's independent registered public accounting firm (copies of which have been or will be furnished to American Opportunities) fairly present, in all material respects, Growth's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    Growth has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i)    All issued and outstanding shares of Growth are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Growth's current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information to this Registration Statement. Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to American Opportunities pursuant to paragraph 3.4;

(j)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Growth, and subject to the approval of Growth's shareholders, this Agreement constitutes a valid and binding obligation of Growth, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Growth's performance of this Agreement;

(k)    All material federal and other tax returns and reports of Growth required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Growth has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Growth to continue to meet the requirements of Subchapter M of the Code;

(m)    At the Closing Date, Growth will have good and valid title to the Growth Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Growth which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, American Opportunities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n)    On the effective date of the Registration Statement, at the time of the meeting of Growth's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective American Opportunities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Growth for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o)    Growth will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p)    Growth has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q)    Growth is not acquiring American Opportunities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF GROWTH

The obligations of Growth to consummate the transactions provided for herein shall be subject, at its election, to the performance by American Opportunities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1    All representations and warranties of American Opportunities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    American Opportunities shall have delivered to Growth a certificate of its President and Treasurer, in a form reasonably satisfactory to Growth and dated as of the Closing Date, to the effect that the representations and warranties of American Opportunities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Growth shall reasonably request;

6.3    Growth shall have received a favorable opinion from Clifford Chance US LLP, counsel to American Opportunities, dated as of the Closing Date, to the effect that:

(a)    American Opportunities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by American Opportunities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Growth, is a valid and binding obligation of American Opportunities enforceable against American Opportunities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) American Opportunities

Shares to be issued to Growth Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in American Opportunities’ current Statement of Additional Information), and no shareholder of American Opportunities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate American Opportunities’ Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by American Opportunities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4    As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to American Opportunities’ 12b-1 plan of distribution from those described in American Opportunities’ Prospectus dated November 30, 2005 and Statement of Additional Information dated November 30, 2005.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES

The obligations of American Opportunities to complete the transactions provided for herein shall be subject, at its election, to the performance by Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    Growth shall have delivered to American Opportunities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to American Opportunities and dated as of the Closing Date, to the effect that the representations and warranties of Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as American Opportunities shall reasonably request;

7.3    Growth shall have delivered to American Opportunities a statement of the Growth Assets and its liabilities, together with a list of Growth's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Growth;

7.4    American Opportunities shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Growth, dated as of the Closing Date to the effect that:

(a)    Growth is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Growth is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by American Opportunities, is a valid and binding obligation of Growth enforceable against Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Growth's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5    On the Closing Date, the Growth Assets shall include no assets that American Opportunities, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES AND GROWTH

The obligations of Growth and American Opportunities hereunder are each subject to the further conditions that on or before the Closing Date:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Growth in accordance with the provisions of Growth's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to American Opportunities;

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by American Opportunities or Growth to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of American Opportunities or Growth;

8.4    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5    Growth shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Growth Shareholders substantially all of Growth's investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date;

8.6    Approval by the shareholders of American Opportunities by the requisite vote in accordance with American Opportunities’ Declaration of Trust and the requirements of the 1940 Act of a change to a fundamental investment restriction of American Opportunities to allow American Opportunities to invest more than 5% of its assets in the securities of one issuer provided that with respect to 75% of its assets, American Opportunities does not invest more than 5% of its total assets in the securities of one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities); and

8.7    The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to American Opportunities and Growth, which opinion shall not be a "covered opinion" within the meaning of Internal Revenue Service Circular 230 and may be relied upon by the shareholders of Growth (to the extent consistent with such opinion not being a "covered opinion"), substantially to the effect that, for federal income tax purposes:

(a)    The transfer of Growth's assets in exchange for American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of Growth followed by the distribution by Growth of American Opportunities Shares to the Growth Shareholders in exchange for their Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Growth and American Opportunities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b)    No gain or loss will be recognized by American Opportunities upon the receipt of the assets of Growth solely in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of Growth;

(c)    No gain or loss will be recognized by Growth upon the transfer of the assets of Growth to American Opportunities in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to the Growth Shareholders in exchange for their Growth shares;

(d)    No gain or loss will be recognized by the Growth Shareholders upon the exchange of the Growth shares for American Opportunities Shares;

(e)    The aggregate tax basis for American Opportunities Shares received by each Growth Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Growth shares held by each such Growth Shareholder immediately prior to the Reorganization;

(f)    The holding period of American Opportunities Shares to be received by each Growth Shareholder will include the period during which the Growth shares surrendered in exchange therefor were held (provided such Growth shares were held as capital assets on the date of the Reorganization);

(g)    The tax basis of the assets of Growth acquired by American Opportunities will be the same as the tax basis of such assets to Growth immediately prior to the Reorganization; and

(h)    The holding period of the assets of Growth in the hands of American Opportunities will include the period during which those assets were held by Growth.

Notwithstanding anything herein to the contrary, neither American Opportunities nor Growth may waive the conditions set forth in this paragraph 8.7.

9.	FEES AND EXPENSES

9.1    (a)    American Opportunities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Growth shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

(b)    In the event the transactions contemplated herein are not consummated by reason of Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Growth's obligations specified in this Agreement), Growth's only obligation hereunder shall be to reimburse American Opportunities for all reasonable out-of-pocket fees and expenses incurred by American Opportunities in connection with those transactions.

(c)    In the event the transactions contemplated herein are not consummated by reason of American Opportunities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to American Opportunities’ obligations specified in this Agreement), American Opportunities’ only obligation hereunder shall be to reimburse Growth for all reasonable out-of-pocket fees and expenses incurred by Growth in connection with those transactions.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    This Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Growth hereunder shall not survive the dissolution and complete liquidation of Growth in accordance with Section 1.9.

11.	TERMINATION

11.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a)    by the mutual written consent of Growth and American Opportunities;

(b)    by either American Opportunities or Growth by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before February 28, 2007; or

(c)    by either American Opportunities or Growth, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Growth shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2    (a)    Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or Growth, or the trustees or officers of American Opportunities or Growth, to any other party or its trustees or officers.

(b)    Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American

Opportunities or Growth, or the trustees or officers of American Opportunities or Growth, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.	MISCELLANEOUS

13.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    The obligations and liabilities of American Opportunities hereunder are solely those of American Opportunities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of American Opportunities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of American Opportunities and signed by authorized officers of American Opportunities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6    The obligations and liabilities of Growth hereunder are solely those of Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Growth and signed by authorized officers of Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY GROWTH FUND
By: Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
By: Name: Amy R. Doberman Title: Vice President

EXHIBIT B

Prospectus of Morgan Stanley American Opportunities Fund
dated April 28, 2006, as supplemented

[To come]

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated         , 2006, between American Opportunities and Morgan Stanley Growth Fund (‘‘Growth’’) in connection with the acquisition by American Opportunities of substantially all of the assets, subject to stated liabilities, of Growth. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [June 8], 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley American Opportunities Fund, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.

The date of this Statement of Additional Information is [June 8], 2006.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated [June 8], 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Growth's shareholders in connection with the solicitation of proxies by the Board of Trustees of Growth to be voted at the Special Meeting of Shareholders of Growth to be held on August 1, 2006. This Statement of Additional Information [will incorporate by reference] the Statement of Additional Information of American Opportunities dated April 28, 2006 and the Statement of Additional Information of Growth dated July 29, 2005.

ADDITIONAL INFORMATION ABOUT AMERICAN OPPORTUNITIES

Fund History

For additional information about American Opportunities’ history, see ‘‘Fund History’’ in American Opportunities’ Statement of Additional Information.

Investment Objective, Policies and Risks

For additional information about American Opportunities’ investment objective, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in American Opportunities’ Statement of Additional Information.

Portfolio Holdings

For additional information about American Opportunities’ policies and procedures with respect to the disclosure of American Opportunities’ portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in American Opportunities’ Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of American Opportunities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in American Opportunities’ Statement of Additional Information.

Investment Advisory and Other Services

For additional information about American Opportunities’ investment advisor, American Opportunities’ independent registered public accounting firm and other services provided to American Opportunities, see ‘‘Investment Advisory and Other Services’’ in American Opportunities’ Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by American Opportunities, American Opportunities’ investment adviser and American Opportunities’ distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in American Opportunities’ Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by American Opportunities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in American Opportunities’ Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of American Opportunities, their compensation structure and their holdings in American Opportunities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in American Opportunities’ Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in American Opportunities’ Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of American Opportunities, see ‘‘Capital Stock and Other Securities’’ in American Opportunities’ Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of American Opportunities’ shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in American Opportunities’ Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about American Opportunities’ policies regarding dividends and distributions and tax matters affecting American Opportunities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in American Opportunities’ Statement of Additional Information.

Distribution of Shares

For additional information about American Opportunities’ distributor and the distribution agreement between American Opportunities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in American Opportunities’ Statement of Additional Information.

Performance Data

For additional information about American Opportunities’ performance, see ‘‘Performance Data’’ in American Opportunities’ Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT GROWTH

Fund History

For additional information about Growth's history, see ‘‘Fund History’’ in Growth's Statement of Additional Information.

Investment Objective and Policies

For additional information about Growth's investment objective and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in Growth's Statement of Additional Information.

Portfolio Holdings

For additional information about Growth's policies and procedures with respect to the disclosure of Growth's portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Growth's Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Growth, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Growth's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Growth's investment adviser, independent registered public accounting firm and other services provided to Growth, see ‘‘Investment Advisory and Other Services’’ in Growth's Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Growth, Growth's investment adviser and Growth's distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Growth's Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Growth, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Growth's Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Growth, their compensation structure and their holdings in Growth, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Growth's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Growth's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Growth, see ‘‘Capital Stock and Other Securities’’ in Growth's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Growth's shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Growth's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Growth's policies regarding dividends and distributions and tax matters affecting Growth and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Growth's Statement of Additional Information.

Distribution of Shares

For additional information about Growth's distributor and the distribution agreement between Growth and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Growth's Statement of Additional Information.

Performance Data

For additional information about Growth's performance, see ‘‘Performance Data’’ in Growth's Statement of Additional Information.

FINANCIAL STATEMENTS

American Opportunities’ most recent audited financial statements are set forth in American Opportunities’ Annual Report for the fiscal year ended December 31, 2005. A copy of the Annual Report accompanies, and [will be incorporated by reference] in, the Proxy Statement and Prospectus. Growth's most recent audited financial statements are set forth in Growth's Annual Report for the fiscal year ended March 31, 2006, which [will be incorporated by reference] in the Proxy Statement and Prospectus.

Shown below are Financial Statements for both Growth and American Opportunities and Pro Forma Financial Statements for the Combined Fund at March 31, 2006, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Growth and American Opportunities and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Growth and American Opportunities and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Growth and American Opportunities and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley American Opportunities Fund
Pro Forma Portfolio of Investments as of March 31, 2006
(unaudited)

	Morgan Stanley American Opportunities Fund		Morgan Stanley Growth Fund		Combined
	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
Common Stocks (93.8%)
Advertising/Marketing Services (2.0%)
Getty Images, Inc.*	834,756	$62,506,529	143,377	$10,736,070	978,133	$73,242,599
Air Freight/Couriers (0.6%)
C.H. Robinson Worldwide, Inc.	—	—	242,809	11,919,494	242,809	11,919,494
Expeditors International of Washington, Inc.	—	—	138,338	11,951,020	138,338	11,951,020
		—		23,870,514		23,870,514
Biotechnology (3.6%)
Genentech, Inc.*	371,700	31,412,367	117,000	9,887,670	488,700	41,300,037
Genzyme Corp.*	292,500	19,661,850	—	—	292,500	19,661,850
Gilead Sciences, Inc.*	1,010,724	62,887,247	154,000	9,581,880	1,164,724	72,469,127
		113,961,464		19,469,550		133,431,014
Broadcasting (1.9%)
Grupo Televisa S.A. - CPO (ADR) (Mexico)	2,841,600	56,547,840	651,100	12,956,890	3,492,700	69,504,730

Casino/Gaming (1.2%)
International Game Technology	—	—	279,491	9,843,673	279,491	9,843,673
Station Casinos, Inc.	462,800	36,732,436	—	—	462,800	36,732,436
		36,732,436		9,843,673		46,576,109
Chemicals: Agricultural (3.9%)
Monsanto Co.	1,356,250	114,942,187	352,206	29,849,458	1,708,456	144,791,645

Coal (2.6%)
Peabody Energy Corp.	1,914,600	96,514,986	—	—	1,914,600	96,514,986

Computer Communications (1.3%)
Cisco Systems, Inc.*	2,189,100	47,437,797	—	—	2,189,100	47,437,797

Computer Peripherals (0.0%)
Seagate Technology, Inc. (Escrow) (a)*	—	—	206,600	0	206,600	0

Computer Processing Hardware (6.1%)
Apple Computer, Inc.*	1,691,100	106,065,792	141,568	8,879,145	1,832,668	114,944,937
Dell, Inc.*	3,241,450	96,465,552	527,747	15,705,751	3,769,197	112,171,303
		202,531,344		24,584,896		227,116,240
Construction Materials (0.3%)
Cemex S.A. de C.V. - CPO (ADR) (Mexico)	—	—	154,400	10,079,232	154,400	10,079,232

Data Processing Services (2.5%)
CheckFree Corp.*	767,800	38,773,900	—	—	767,800	38,773,900
First Data Corp.	682,000	31,931,240	273,400	12,800,588	955,400	44,731,828
Paychex, Inc.	—	—	236,018	9,832,510	236,018	9,832,510
		70,705,140		22,633,098		93,338,238
Discount Stores (1.3%)
Costco Wholesale Corp.	—	—	477,630	25,868,441	477,630	25,868,441
Sears Holdings Corp.*	—	—	171,558	22,686,830	171,558	22,686,830
		—		48,555,271		48,555,271

Morgan Stanley American Opportunities Fund
Pro Forma Portfolio of Investments as of March 31, 2006
(unaudited)

	Morgan Stanley American Opportunities Fund		Morgan Stanley Growth Fund		Combined
	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
Financial Conglomerates (4.7%)
American Express Co.	2,000,100	$105,105,255	303,100	$15,927,905	2,303,200	$121,033,160
Brookfield Asset Mangemnet Inc. (Class A) (Canada)	458,700	25,256,022	517,583	28,498,120	976,283	53,754,142
		130,361,277		44,426,025		174,787,302
Financial Publishing/Services (4.4%)
McGraw-Hill Companies, Inc. (The)	952,800	54,900,336	230,900	13,304,458	1,183,700	68,204,794
Moody's Corp.	1,229,700	87,874,362	140,405	10,033,341	1,370,105	97,907,703
		142,774,698		23,337,799		166,112,497
Gas Distributors (0.2%)
Questar Corp.	—	—	123,531	8,653,347	123,531	8,653,347

Home Building (0.2%)
Pulte Homes, Inc.	—	—	252,578	9,704,047	252,578	9,704,047

Hotels/Resorts/Cruiselines (2.8%)
Carnival Corp. (Panama)	1,887,700	89,420,349	359,189	17,014,783	2,246,889	106,435,132

Industrial Machinery (0.5%)
Illinois Tool Works Inc.	188,600	18,164,066	—	—	188,600	18,164,066

Information Technology Services (0.5%)
Cognizant Technology Solutions Corp. (Class A)*	326,100	19,399,689	—	—	326,100	19,399,689

Insurance Brokers/Services (0.4%)
ChoicePoint, Inc.*	360,100	16,114,475	—	—	360,100	16,114,475

Internet Retail (0.3%)
Amazon.com, Inc.*	—	—	340,771	12,441,549	340,771	12,441,549

Internet Software/Services (9.7%)
Google, Inc. (Class A)*	479,650	187,063,500	77,968	30,407,520	557,618	217,471,020
Yahoo!, Inc.*	3,802,900	122,681,554	703,927	22,708,685	4,506,827	145,390,239
		309,745,054		53,116,205		362,861,259
Investment Banks/Brokers (4.6%)
Ameriprise Financial, Inc.	—	—	227,700	10,260,162	227,700	10,260,162
Chicago Mercantile Exchange Holdings, Inc.	60,000	26,850,000	30,178	13,504,655	90,178	40,354,655
Goldman Sachs Group, Inc. (The)	425,775	66,829,644	—	—	425,775	66,829,644
Schwab (Charles) Corp. (The)	2,749,800	47,324,058	—	—	2,749,800	47,324,058
		141,003,702		23,764,817		164,768,519
Investment Managers (0.2%)
Legg Mason, Inc.	—	—	76,525	9,590,878	76,525	9,590,878
Managed Health Care (3.9%)
UnitedHealth Group Inc.	2,351,100	131,332,446	285,496	15,947,807	2,636,596	147,280,253

Medical Specialties (5.5%)
Alcon, Inc. (Switzerland)	895,400	93,354,404	68,549	7,146,919	963,949	100,501,323
Dade Behring Holdings, Inc.	494,000	17,640,740	203,619	7,271,234	697,619	24,911,974
Medtronic, Inc.	1,100,500	55,850,375	—	—	1,100,500	55,850,375

Morgan Stanley American Opportunities Fund
Pro Forma Portfolio of Investments as of March 31, 2006
(unaudited)

	Morgan Stanley American Opportunities Fund		Morgan Stanley Growth Fund		Combined
	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
St. Jude Medical, Inc.*	414,700	$17,002,700	188,444	$7,726,204	603,144	$24,728,904
		183,848,219		22,144,357		205,992,576
Miscellaneous Commercial Services (0.6%)
Corporate Executive Board Co. (The)	—	—	150,775	15,213,197	150,775	15,213,197
Iron Mountain Inc.*	—	—	216,153	8,806,073	216,153	8,806,073
		—		24,019,270		24,019,270
Oil & Gas Production (7.7%)
EnCana Corp. (Canada)	693,300	32,397,909	—	—	693,300	32,397,909
Southwestern Energy Co.*	866,300	27,886,197	245,340	7,897,494	1,111,640	35,783,691
Ultra Petroleum Corp. (Canada)*	3,017,500	188,020,425	516,267	32,168,597	3,533,767	220,189,022
		248,304,531		40,066,091		288,370,622
Other Consumer Services (7.1%)
Apollo Group, Inc. (Class A)*	1,779,207	93,426,160	252,182	13,242,077	2,031,389	106,668,237
eBay, Inc.*	3,332,100	130,151,826	717,314	28,018,285	4,049,414	158,170,111
		223,577,986		41,260,362		264,838,348
Packaged Software (1.0%)
Adobe Systems, Inc.*	1,040,700	36,341,244	—	—	1,040,700	36,341,244

Personnel Services (1.6%)
Monster Worldwide, Inc.*	967,600	48,244,536	210,850	10,512,981	1,178,450	58,757,517

Pharmaceuticals: Other (0.7%)
Allergan, Inc.	249,054	27,022,322	—	—	249,054	27,022,322

Property - Casualty Insurers (1.4%)
Berkshire Hathaway, Inc. (Class B)*	11,511	34,671,132	6,021	18,135,252	17,532	52,806,384

Recreational Products (3.1%)
Electronic Arts, Inc.*	1,819,900	99,584,928	311,539	17,047,414	2,131,439	116,632,342

Semiconductors (1.2%)
Marvell Technology Group, Ltd. (Bermuda)*	662,800	35,857,480	162,904	8,813,106	825,704	44,670,586

Specialty Telecommunications (1.6%)
Crown Castle International Corp.*	1,818,674	51,559,408	342,637	9,713,759	2,161,311	61,273,167

Tobacco (0.3%)
Altria Group, Inc.	—	—	177,117	12,550,511	177,117	12,550,511

Trucks/Construction/Farm Machinery (0.3%)
Joy Global Inc.	188,900	11,290,553	—	—	188,900	11,290,553

Wireless Telecommunications (2.0%)
America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	1,614,000	55,295,640	573,332	19,642,354	2,187,332	74,937,994

Total Common Stocks
(Cost $2,242,948,917, $565,213,782 and $2,808,162,699, respectively)		2,855,793,458		654,481,366		3,510,274,824

Morgan Stanley American Opportunities Fund
Pro Forma Portfolio of Investments as of March 31, 2006
(unaudited)

	Morgan Stanley American Opportunities Fund		Morgan Stanley Growth Fund		Combined
	PRINCIPAL AMOUNT IN THOUSANDS		PRINCIPAL AMOUNT IN THOUSANDS		PRINCIPAL AMOUNT IN THOUSANDS
Short-Term Investments (1.6%)
Repurchase Agreements
Joint repurchase agreement account 4.785% due	$49,431		$11,467		$60,898
04/03/06 (dated 03/31/06; proceeds $49,450,711, $11,471,572 and $60,922,283, respectively ) (b) (Cost $49,431,000, $11,467,000 and $60,898,000, respectively)		49,431,000		11,467,000		60,898,000
Total Investments
(Cost$2,292,379,917,$576,680,782and$2,869,060,699,respectively)(c)	95.4%	$2,905,224,458		$665,948,366		$3,571,172,824

ADR	American Depositary Receipt.

*	Non-income producing security.

(a)	A security with a total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(b)	Collateralized by federal agency and U.S. Treasury obligations.

(c)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Morgan Stanley American Opportunities Fund	$660,715,892	$47,871,351	$612,844,541
Morgan Stanley Growth Fund	112,676,863	23,409,279	89,267,584
Combined	$773,392,755	$71,280,630	$702,112,125

Morgan Stanley American Opportunities Fund
Pro-Forma Financial Statements
Statement of Assets And Liabilities
March 31, 2006 (unaudited)

	Morgan Stanley American Opportunities Fund	Morgan Stanley Growth Fund	Pro-Forma Adjustments	Combined
Assets:
Investments in securities, at value (cost $2,292,379,917 ,$576,680,782 and $2,869,060,699, respectively)	$2,905,224,458	$665,948,366	—	$3,571,172,824
Cash	44,691	—	—	44,691
Receivable for:
Investments sold	502,899,264	218,321	—	503,117,585
Shares of beneficial interest sold	1,793,025	524,579	—	2,317,604
Dividends	807,894	260,824	—	1,068,718
Interest	6,571	1,524	—	8,095
Foreign withholding taxes reclaimed	6,324	—	—	6,324
Prepaid expenses and other assets	74,165	35,969	—	110,134
Total Assets	3,410,856,392	666,989,583	—	4,077,845,975
Liabilities:
Payable for:
Investments purchased	324,504,320	—	—	324,504,320
Shares of beneficial interest redeemed	4,695,555	786,564	—	5,482,119
Distribution fee	1,373,044	297,532	—	1,670,576
Investment advisory fee	1,113,392	275,525	—	1,388,917
Administration fee	209,371	45,088	—	254,459
Transfer agent fee	349,227	27,025	—	376,252
Accrued expenses and other payables	342,299	108,168	$418,507	868,974
Total Liabilities	332,587,208	1,539,902	418,507	334,545,617
Net Assets	$3,078,269,184	$665,449,681	($418,507)	$3,743,300,358
Composition of Net Assets:
Paid-in-capital	$5,803,173,299	$730,594,440	—	$6,533,767,739
Net unrealized appreciation	612,816,079	89,267,584	—	702,083,663
Accumulated net investment loss	(6,900,670)	(4,744,249)	($418,507)	(12,063,426)
Accumulated net realized loss	(3,330,819,524)	(149,668,094)	—	(3,480,487,618)
Net Assets	$3,078,269,184	$665,449,681	($418,507)	$3,743,300,358
Class A Shares:
Net Assets	$1,252,826,040	$364,110,692	($228,992)	$1,616,707,740
Shares Outstanding (unlimited authorized, $.01 par value)	45,025,764	24,616,691	(11,528,600)	58,113,855
Net Asset Value Per Share	$27.82	$14.79		$27.82
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$29.37	$15.61		$29.36
Class B Shares:
Net Assets	$1,170,129,811	$228,752,097	($143,864)	$1,398,738,044
Shares Outstanding (unlimited authorized, $.01 par value)	44,949,028	16,398,300	(7,610,282)	53,737,046
Net Asset Value Per Share	$26.03	$13.95		$26.03
Class C Shares:
Net Assets	$119,208,461	$29,376,220	($18,475)	$148,566,206
Shares Outstanding (unlimited authorized, $.01 par value)	4,624,574	2,132,979	(993,482)	5,764,071
Net Asset Value Per Share	$25.78	$13.77		$25.77
Class D Shares:
Net Assets	$536,104,872	$43,210,672	($27,176)	$579,288,368
Shares Outstanding (unlimited authorized, $.01 par value)	18,836,006	2,855,693	(1,337,398)	20,354,301
Net Asset Value Per Share	$28.46	$15.13		$28.46

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Morgan Stanley Growth Fund.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Growth Fund shares outstanding.

Morgan Stanley American Opportunities Fund
Pro-Forma Financial Statements
Statement of Operations
For the Twelve Months Ended March 31, 2006 (unaudited)

	Morgan Stanley American Opportunities Fund	Morgan Stanley Growth Fund	Pro-Forma Adjustments	Combined
Net Investment Income:
Income
Dividends (net of $249,960, $59,560 and $,309,520 foreign withholding tax, respectively)	$17,601,302	$5,029,972	—	$22,631,274
Interest	2,597,507	316,859	—	2,914,366
Total Income	20,198,809	5,346,831	—	25,545,640
Expenses
Investment advisory fee	13,940,158	3,956,213	($976,568)	16,919,803
Distribution fee (Class A shares)	2,923,858	837,638	—	3,761,496
Distribution fee (Class B shares)	14,108,020	2,646,023	—	16,754,043
Distribution fee (Class C shares)	1,266,107	271,973	—	1,538,080
Transfer agent fees and expenses	7,563,826	1,449,327	—	9,013,153
Administration fee	2,633,450	632,994	—	3,266,444
Shareholder reports and notices	612,510	143,820	(57,528)	698,802
Professional fees	90,066	85,246	(85,246)	90,066
Registration fees	79,274	67,131	(26,852)	119,553
Custodian fees	130,982	49,102	—	180,084
Trustees' fees and expenses	49,238	10,321	—	59,559
Other	87,745	63,241	(610)	150,376
Total Expenses	43,485,234	10,213,029	(1,146,804)	52,551,459
Less: amounts waived/reimbursed	—	(122,626)	122,626	—
Net Expenses	43,485,234	10,090,403	(1,024,178)	52,551,459
Net Investment Loss	(23,286,425)	(4,743,572)	1,024,178	(27,005,819)
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	318,770,581	135,193,261	—	453,963,842
Foreign exchange transactions	(52,588)	—	—	(52,588)
Net Realized Gain	318,717,993	135,193,261	—	453,911,254
Net Change in Unrealized Appreciation/Depreciation on:
Investments	270,968,546	43,072,263	—	314,040,809
Translation of other assets and liabilities denominated in foreign currencies	(35,510)	—	—	(35,510)
Net Appreciation	270,933,036	43,072,263	—	314,005,299
Net Gain	589,651,029	178,265,524	—	767,916,553
Net Increase	$566,364,604	$173,521,952	$1,024,178	$740,910,734

(1)	Reflects adjustment to investment management fees based on American Opportunities Fund's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

Morgan Stanley American Opportunities Fund
Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination - The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at March 31, 2006 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended March 31, 2006, reflect the accounts of Morgan Stanley American Opportunities Fund ("American Opportunities") and Morgan Stanley Growth Fund ("Growth").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Growth in exchange for shares in American Opportunities. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest - The pro forma net asset value per share assumes the issuance of additional shares of American Opportunities which would have been issued on March 31, 2006 in connection with the proposed reorganization. Shareholders of Growth would become shareholders of American Opportunities receiving shares of the corresponding class of American Opportunities equal to the value of their holdings in Growth. The amount of additional shares assumed to be issued was calculated based on the March 31, 2006 net assets of Growth and the net asset value per share of American Opportunities as follows:

	Class A	Class B	Class C	Class D
Growth pre-merger shares	24,616,691	16,398,300	2,132,979	2,855,693
Growth net assets	$364,110,692	$228,752,097	$29,376,220	$43,210,672
Net asset value per share - American Opportunities	$27.82	$26.03	$25.78	$28.46
American Opportunities merger shares issued	13,088,091	8,788,018	1,139,497	1,518,295
Difference between total additional shares to be issued and pre-merger
Growth shares outstanding	(11,528,600)	(7,610,282)	(993,482)	(1,337,398)

3.    Pro Forma Operations - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Utilities at the combined level of average net assets for the twelve months ended March 31, 2006. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

PART C
OTHER INFORMATION

Item 15.   Indemnification

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A, dated April 28, 2006, which was filed electronically pursuant to Regulation S-T on April 27, 2006 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-2978 and 2-66269).

Item 16.   Exhibit

(1)	Declaration of Trust of the Registrant, dated April 6, 1987, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 23, 1996; Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 21, 1997; Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999; Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on March 18, 2004.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(7)	(a)	Amended Distribution Agreement between Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999.

(b)	Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated as of April 1, 2005, is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(8)	Second Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on April 27, 2000.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 23, 1996; Amendment to the Custody Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on March 31, 1997; Amendment to the Custody Agreement of the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002.

(b)	Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002.

(10)	(a)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated May 1, 2004, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on February 28, 2005.

(b)	Amended Multi-Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on February 28, 2005.

(11)	(a)	Opinion and consent of Clifford Chance US LLP, to be filed by amendment.

(b)	Opinion and consent of Dechert LLP, to be filed by amendment.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters, to be filed by amendment.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on February 18, 2005.

(b)	Administration Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Services Company Inc., is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on February 18, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, filed herein.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated April 25, 2006, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Morgan Stanley Utilities Fund, filed on April 26, 2006.

(17)	Form of Proxy, filed herewith.

Item 17.   Undertaking

1.    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 1st day of May, 2006.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

By:	/s/ Ronald E. Robison Ronald E. Robison President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
1. Principal Executive Officer
/s/ Ronald E. Robison Ronald E. Robison	President and Principal Executive Officer	May 1, 2006
2. Principal Financial Officer
/s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	May 1, 2006
3. Majority of the Trustees
INDEPENDENT TRUSTEES
Michael Bozic Edwin J. Garn Wayne E. Hedien Manuel H. Johnson	Joseph J. Kearns Michael E. Nugent Fergus Reid
By: /s/ Carl Frischling Carl Frischling Attorney-in-Fact for the Independent Trustees		May 1, 2006
MANAGEMENT TRUSTEES
Charles A. Fiumefreddo (Chairman) James F. Higgins
By: /s/ Barry Fink Barry Fink Attorney-in-Fact for the Management Trustees		May 1, 2006

EXHIBIT INDEX

Exhibit 17	Form of Proxy

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                      PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE AND INTERNET
                                      VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                      CAN HELP MINIMIZE FUND EXPENSES.

                                      IT SAVES TIME!  TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                      STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE IT
                                      AT HAND.

                                      2. CALL TOLL-FREE [________] OR GO TO
                                      WEBSITE: [________]

                                      3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                      THE SHADED BOX FROM YOUR PROXY CARD.

                                      4. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                      VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                         MORGAN STANLEY GROWTH FUND                   PROXY
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [AUGUST 1], 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on [May 30], 2006 at the Special
Meeting of Shareholders of Morgan Stanley Growth Fund to be held at 1221 Avenue of the Americas, New York, New York 10020 on [August 1], 2006 and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY
AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        VOTE VIA THE TELEPHONE:  1-866-241-6192
                                        999 99999 999 999

                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's
                                        office. If a partner, sign in the
                                        partnership name.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                           16251_MTR

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY GROWTH FUND RECOMMENDS THAT YOU VOTE IN
FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                             FOR         AGAINST     ABSTAIN
                                             [ ]          [ ]          [ ]

1.    Approval of an Agreement and Plan of Reorganization, dated [________],
      2006, between Morgan Stanley Growth Fund and Morgan Stanley American
      Opportunities Fund, pursuant to which substantially all of the assets of
      Morgan Stanley Growth Fund would be combined with those of Morgan Stanley
      American Opportunities Fund and shareholders of Morgan Stanley Growth Fund would become shareholders of Morgan Stanley American Opportunities Fund receiving shares of Morgan Stanley American Opportunities Fund with a value equal to the value of their holdings in Morgan Stanley Growth.

                                                                       16251_MTR

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.